                                                        CHAPMAN AND CUTLER DRAFT
                                                               OF APRIL 18, 1996

                                    INDENTURE

                                      among


                          TRI FUNDING COMPANY I, L.L.C.
                                   ("Issuer")

                                       and


                             TRENDWEST RESORTS, INC.
                                  ("Servicer")

                                       and


                              LASALLE NATIONAL BANK
                                   ("Trustee")






                            Dated as of March 1, 1996


                                  Providing for

                                   $70,000,000
                  7.42% Receivables-Backed Notes, Series 1996-1

                                TABLE OF CONTENTS

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SECTION                            DESCRIPTION                              PAGE
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Parties.....................................................................1

Preliminary Statement.......................................................1

Granting Clause.............................................................1


ARTICLE ONE                    DEFINITIONS .................................2

       Section 1.01            Definitions .................................2


ARTICLE TWO                    NOTE FORM ..................................16

       Section 2.01            Form .......................................16


ARTICLE THREE                  THE NOTES ..................................17

       Section 3.01            Denomination ...............................17
       Section 3.02            Execution, Authentication, Delivery
                               and Dating .................................17
       Section 3.03            Notes as Debt ..............................17
       Section 3.04            Registration, Registration of Transfer
                               and Exchange ...............................17
       Section 3.05            Limitation on Transfer and Exchange ........18
       Section 3.06            Mutilated, Destroyed, Lost or Stolen
                               Notes ......................................19
       Section 3.07            Payment of Principal and Interest;
                               Principal and Interest Rights
                               Preserved ..................................20
       Section 3.08            Persons Deemed Owner .......................21
       Section 3.09            Cancellation ...............................21


ARTICLE FOUR                   ORIGINAL ISSUANCE OF NOTES; SUBSTITUTIONS OF
                               COLLATERAL .................................22

       Section 4.01            Conditions to Original Issuance of
                               Notes ......................................22
       Section 4.02            Security for Notes .........................23
       Section 4.03            Substitution and Purchase of
                               Receivables; Upgrade Contracts .............24

       Section 4.04            Releases ...................................26
       Section 4.05            Trust Estate ...............................26
       Section 4.06            Notice of Release ..........................26
       Section 4.07            Opinions as to Trust Estate ................27


ARTICLE FIVE                   SATISFACTION AND DISCHARGE .................27

       Section 5.01            Satisfaction and Discharge of Indenture ....27

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ARTICLE SIX                    DEFAULTS AND REMEDIES 28

       Section 6.01            Events of Default ..........................28
       Section 6.02            Acceleration of Maturity; Rescission
                               and Annulment ..............................29
       Section 6.03            Collection of Indebtedness and Suits
                               for Enforcement by Trustee .................30
       Section 6.04            Remedies ...................................30
       Section 6.05            Optional Preservation of Trust Estate ......31
       Section 6.06            Trustee May File Proofs of Claim ...........31
       Section 6.07            Trustee May Enforce Claims Without
                               Possession of Notes ........................32
       Section 6.08            Application of Money Collected .............33
       Section 6.10            Unconditional Right of Noteholders to
                               Receive Principal and Interest .............34
       Section 6.11            Restoration of Rights and Remedies .........34
       Section 6.12            Rights and Remedies Cumulative .............34
       Section 6.13            Delay or Omission; Not Waiver ..............35
       Section 6.14            Control by Noteholders .....................35
       Section 6.15            Waiver of Past Defaults ....................35
       Section 6.16            Undertaking for Costs ......................36
       Section 6.17            Waiver of Stay or Extension Laws ...........36
       Section 6.18            Sale of Trust Estate .......................36
       Section 6.19            Action on Notes ............................37


ARTICLE SEVEN                  THE TRUSTEE ................................38

       Section 7.01            Certain Duties and Responsibilities ........38
       Section 7.02            Notice of Default ..........................40
       Section 7.03            Certain Rights of Trustee ..................40
       Section 7.04            Not Responsible for Recitals or
                               Issuance of Notes ..........................41
       Section 7.05            May Hold Notes .............................42
       Section 7.06            Money Held in Trust ........................42
       Section 7.07            Compensation and Reimbursement .............42
       Section 7.08            Corporate Trustee Required;
                               Eligibility ................................43
       Section 7.09            Resignation and Removal; Appointment
                               of Successor ...............................43
       Section 7.10            Acceptance of Appointment by Successor .....44
       Section 7.11            Merger, Conversion, Consolidation or
                               Succession to Business of Trustee ..........44
       Section 7.12            Co-Trustees and Separate Trustees ..........45
       Section 7.13            Rights with Respect to the Servicer ........46
       Section 7.14            Appointment of Authenticating Agent ........46
       Section 7.15            Custodian to Hold Contracts ................47


ARTICLE EIGHT                  OPTIONAL PURCHASE OF RECEIVABLES ...........48

       Section 8.01            Optional Purchase of All Receivables .......48

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ARTICLE NINE                   SUPPLEMENTAL INDENTURES ....................48

       Section 9.01            Supplemental Indentures Without
                               Consent of Noteholders .....................48
       Section 9.02            Supplemental Indentures with Consent
                               of Noteholders .............................49
       Section 9.03            Execution of Supplemental Indentures .......50
       Section 9.04            Effect of Supplemental Indentures ..........50
       Section 9.05            Reference in Notes to Supplemental
                               Indentures .................................50


ARTICLE TEN                    REDEMPTION OF NOTES ........................51

       Section 10.01           Redemption at the Option of the
                               Issuer; Election to Redeem .................51
       Section 10.02           Notice to Trustee ..........................51
       Section 10.03           Notice of Redemption by the Issuer .........51
       Section 10.04           Deposit of the Redemption Price ............52
       Section 10.05           Notes Payable on Redemption Date ...........52


ARTICLE ELEVEN                 REPRESENTATIONS, WARRANTIES AND COVENANTS ..52

       Section 11.01           Representations and Warranties .............52
       Section 11.02           Covenants ..................................56
       Section 11.03           Other Matters as to the Issuer .............62


ARTICLE TWELVE                 ACCOUNTS AND ACCOUNTINGS ...................62

       Section 12.01           Collection of Money ........................62
       Section 12.02           Collection Account .........................62
       Section 12.03           Reserve Account ............................65
       Section 12.04           Reports by Trustee to Noteholders ..........67

ARTICLE THIRTEEN               PROVISIONS OF GENERAL APPLICATION ..........68

       Section 13.01           Acts of Noteholders ........................68
       Section 13.02           Notices, etc., to Trustee, Issuer,
                               Servicer and the Rating Agency .............68
       Section 13.03           Notices and Other Documents to
                               Noteholders; Waiver ........................69
       Section 13.04           Effect of Headings and Table of
                               Contents ...................................69
       Section 13.05           Successors and Assigns .....................70
       Section 13.06           Separability ...............................70
       Section 13.07           Benefits of Indenture ......................70
       Section 13.08           Legal Holidays .............................70
       Section 13.09           Governing Law ..............................70
       Section 13.10           Counterparts ...............................70
       Section 13.11           Obligation .................................70
       Section 13.12           Compliance Certificates and Opinions .......70
       Section 13.13           Effective Date of Transactions .............71

Signatures.................................................................72

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
EXHIBIT A             Form of Investment Letter
EXHIBIT B             Form of Supplement for Grant of Substitute Contracts
                      and Upgrade Contracts
EXHIBIT C             Form of Note

SCHEDULE A            Contract Schedule
SCHEDULE B            Members of the Issuer and Encumbrances on the
                      Membership Interests of the Members of the Issuer
SCHEDULE C            Pool Information

         INDENTURE, dated as of March 1, 1996 (herein, as amended and supplemented from time to time as permitted hereby, called this "Indenture"), among TRI FUNDING COMPANY I, L.L.C., a Delaware limited liability company (herein, together with its permitted successors and assigns, called the "Issuer"), TRENDWEST RESORTS, INC., an Oregon corporation, as servicer (herein, together with its permitted successors and assigns, called the "Servicer"), and LASALLE NATIONAL BANK, a nationally chartered bank, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Issuer's 7.42% Receivables-Backed Notes, Series 1996-1 (the "Notes"). All covenants and agreements made by the Issuer, the Servicer and the Trustee herein are for the benefit and security of the Holders of the Notes. The Issuer, the Servicer and the Trustee are entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.


         All things necessary to make this Indenture a valid agreement of the Issuer, the Servicer and the Trustee in accordance with its terms have been done.


                                GRANTING CLAUSE


         To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all of the sums payable under this Indenture and the performance of the covenants contained in this Indenture, the Issuer hereby Grants to the Trustee, solely in trust and as collateral security as provided in this Indenture, for the ratable benefit of the Holders of the Notes, all of the Issuer's rights, title and interest in and to the following whether now owned or hereafter acquired and any and all benefits accruing to the Issuer from: (a) the Receivables and Contracts, including all proceeds of the Contracts and Receivables and all payments received on or with respect to the Contracts and Receivables and due after the CutOff Date; (b) the Contract Files and the Custodian Files; (c) the Issuer's rights and interests in the related Credits; (d) the Receivables Purchase Agreement; (e) the Sale Agreement; (f) the Servicing Agreement; (g) all amounts from time to time on deposit in the Collection Account, the Clearing Account, the Distribution Account and the Reserve Account (including any Eligible Investments and other property in such accounts); and (h) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (all of the foregoing being hereinafter referred to as the "Collateral" or "Trust Estate").

         The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.


                                  ARTICLE ONE


                                   DEFINITIONS


         Section 1.01 Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms.


         "Acquisition Consideration": The meaning specified in the Receivables Purchase Agreement.


         "Act": With respect to any Noteholder, the meaning specified in Section 13.01.


         "Affiliate": At any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such first mentioned Person or any Person of which such first mentioned Person beneficially owns or holds, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.


         "Aggregate Collateral Value": As of any date, the sum of the aggregate of the Collateral Values outstanding at such date; provided, however, that the Collateral Value of any Defaulted Contract shall not be included in the calculation of Aggregate Collateral Value in any Due Period after the Due Period in which such Contract became a Defaulted Contract.


         "Asset Assignment": The meaning specified in the Receivables Purchase Agreement.


         "Assignment": The meaning specified in the Sale Agreement.


         "Authenticating Agent": Any entity appointed by the Trustee pursuant to
Section 7.14 hereof.


         "Board of Directors": Either the board of directors of the Issuer or of the Servicer, as the context requires, or any duly authorized committee of such Board.

         "Board Resolution": A copy of a resolution delivered to the Trustee and certified by the Secretary or an Assistant Secretary of the Servicer or a corporate member of the Issuer, as the case may be, to have been duly adopted by its respective Board of Directors and to be in full force and effect on the date of such certification.

         "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.


         "Calculation Date": The last day of a Due Period.


         "Cash Accumulation Event": The occurrence of any of the following events or conditions: (i) as of any Calculation Date, the average Delinquency Level for the immediately preceding three Due Periods ending on such Calculation Date is greater than or equal to 8.0%, (ii) as of any Calculation Date, the average Default Rate for the immediately preceding three Due Periods ending on such Calculation Date is greater than or equal to 0.6% or (iii)(a) the Issuer and Trendwest shall have failed to cause SeaFirst Bank, as agent under the Receivables Transfer Agreement ("SeaFirst"), to execute and deliver to the Trustee (and the Issuer promptly shall cause a copy thereof to be sent to each Noteholder) an estoppel and subordination agreement reasonably satisfactory in form and substance to the Holders of not less than 66-2/3% in aggregate principal amount of the Notes Outstanding with respect to the Contracts listed on Schedule A hereto and the related Collateral as of the Closing Date (the "Initial Collateral") substantially to the effect that (unless the Holders of not less than 66-2/3% in aggregate principal amount of Notes Outstanding otherwise agree) SeaFirst has no ownership interest, security interest or other interest in the Initial Collateral, and, in the event that Seafirst at any time in the future obtains any such interest, such interest of Seafirst shall be subordinate and inferior to the interest of the Trustee in the Initial Collateral and that in no event shall SeaFirst enforce any rights, whether as secured party or otherwise, against the Initial Collateral until all of the Issuer's obligations in respect of the Notes and the other Transaction Documents have been paid in full (nothing in this clause shall be deemed to permit the Issuer, Trendwest or any other Person to grant an interest in the Initial Collateral to SeaFirst or any other Person unless first released from the lien of the Trustee under this Indenture) and (b) the stockholders' equity of the Servicer and its consolidated subsidiaries, determined in accordance with generally accepted accounting principles, as would be shown on a consolidated balance sheet for such Persons, is at any time below $15,000,000; provided, however, that this clause (iii) not apply during the sixty days immediately succeeding the Closing Date.


         "Cash Accumulation Event Period": Each period commencing at the beginning of a Due Period in which any Cash Accumulation Event occurs and ending immediately prior to the beginning of the first subsequent Due Period during which no Cash Accumulation Event occurs. For purposes of this definition, a Cash Accumulation Event shall be deemed to occur during a Due Period if as of the Calculation Date occurring on the last day of such Due Period there is an occurrence or existence of a Cash Accumulation Event.


         "Clearing Account Bank": The meaning specified in the Servicing Agreement.

         "Clearing Account": The meaning specified in the Servicing Agreement.


         "Closing Date": April 19, 1996, the date that the Transaction Documents are originally executed and delivered by the parties thereto.


         "Club" or "WorldMark": WorldMark, the Club, a California mutual benefit corporation, and its successors in interest.


         "Code": The Internal Revenue Code of 1986, as amended.


         "Collateral": The meaning specified in the Granting Clause of this Indenture.


         "Collateral Value": With respect to each Receivable as of any Calculation Date, the amount of principal outstanding with respect to such Receivable at the end of such Calculation Date (without giving effect to any write-off or writedown of such Receivable).


         "Collection Account": The account or accounts created and maintained pursuant to Section 12.02 hereof.


         "Competitor" shall mean any Person which is engaged in the vacation time share business.


         "Contract Files": The meaning specified in the Sale Agreement.


         "Contract Schedule": The listing of Contracts and Receivables on Schedule A hereto, which shall include with respect to each Contract listed on such schedule: (a) a number identifying such Contract, (b) the Collateral Value of the related Receivable as of the date of execution and as of the CutOff Date,
(c) the Obligor, (d) the date entered into, (e) the original term and the number of payments made as of the Cut-Off Date, (f) the Scheduled Payment, (g) the interest rate and (h) the number of Credits financed, as such schedule may be amended upon any purchase or substitution of Contracts made in accordance with the terms of the Transaction Documents.


         "Contracts": The retail installment contracts (and all rights with respect thereto, including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such contract and all rights with respect to the Credits to the extent specifically related to any such contract), certain interests in which are acquired by the Issuer from time to time pursuant to the Sale Agreement and identified on the Contract Schedule attached hereto as Schedule A, including Substitute Contracts and Upgrade Contracts, and any amendments, riders and annexes thereto; provided that, from and after the date on which a Receivable relating to a Contract is purchased or substituted by the Issuer, TFI or Trendwest in accordance with Section 4.03 hereof, such Contract shall no longer constitute a "Contract" for purposes of the Transaction Documents.


         "Corporate Trust Office": The principal corporate trust office of the Trustee located at 135 South LaSalle Street, Suite 1740, Chicago, Illinois 60603, Attention: Asset Backed

Securities Trust Services Group -- TRI Funding 1996-1, or at such other address as the Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Trustee.


         "Credits": The vacation credits financed by an Obligor pursuant to a Contract.


         "Custodian": Sage Systems, Inc., a Washington corporation, and its permitted successors and assigns.


         "Custodian Files": The meaning set forth in the Sale Agreement.


         "Cut-Off Date": With respect to Contracts pledged to the Trustee on the Closing Date, March 16, 1996, and with respect to any Substitute Contract or Upgrade Contract, the date on which such Contract is pledged to the Trustee by the Issuer.


         "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.


         "Default Rate": For any Due Period, the sum of the Collateral Values as of the Calculation Date occurring in such Due Period of all Contracts that became Defaulted Contracts in such Due Period and remained Defaulted Contracts as of such Calculation Date divided by the Aggregate Collateral Value on the Calculation Date immediately preceding such Due Period.


         "Defaulted Contract": A Contract shall become a Defaulted Contract at the earliest of (i) the date on which the Servicer receives notice that the related Obligor has (or, if a Contract has two Obligors, both Obligors have) become the subject of bankruptcy proceedings, (ii) the Calculation Date on which any portion of the related Receivable would (if such Receivable were owned by Trendwest) be written off Trendwest's financial statements or books of account or would otherwise be deemed uncollectible in the normal course of business (for reasons other than disputes of amounts owed with respect to such Receivable),
(iii) the Calculation Date on which all or part of any Scheduled Payment with respect to such Contract has not been received and remains unpaid for a period of 180 or more days as of such Calculation Date or (iv) the date on which the related Obligor has (or, if a Contract has two Obligors, both Obligors have) given notice to the Servicer, or the Servicer otherwise has reason to believe, that the related Receivable will not be paid (for reasons other than disputes of amounts owed with respect to such Receivable).


         "Delinquent Contract": As of any Calculation Date, a Contract (a) as to which a Scheduled Payment was not received by or on behalf of the Issuer within 60 days of when such Scheduled Payment was due and remains unpaid as of such Calculation Date and (b) is not a Defaulted Contract.


         "Delinquency Level": For any Due Period, the sum of the Collateral Values as of the Calculation Date occurring in such Due Period of all Delinquent Contracts as of such

Calculation Date, divided by the Aggregate Collateral Value on the Calculation Date immediately preceding such Due Period.


         "Delivery Date": The date on which a Note is issued in accordance with this Indenture.


         "Determination Date": The fifth day preceding each Payment Date or, if such day is not a Business Day, the next succeeding Business Day.


         "Distribution Account": The trust account created and maintained pursuant to Section 12.02 hereof.


         "Due Date": With respect to each Receivable, the date of the month on which payment is due thereunder.


         "Due Period": As to any Determination Date or Payment Date, as the case may be, the period beginning on and including the first day and ending at the end of the last day of the calendar month preceding the month in which such Determination Date or Payment Date, as the case may be, occurs.


         "Eligible Account": A segregated account, which may be an account maintained with the Trustee, which is maintained with a depository institution or trust company whose long term unsecured debt obligations are rated at least A-1 by Fitch, (or, if not rated by Fitch, an equivalent rating from S&P or Moody's).


         "Eligible Investments": Any and all of the following:


                   (i) direct obligations of, and obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;


                  (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating of F-1+ (or its equivalent) of Fitch, (or, if not rated by Fitch, an equivalent rating from S&P or Moody's) and provided that each such investment has an original maturity of no more than 180 days, and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

                 (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of Fitch (or, if not rated by Fitch, an equivalent rating from S&P or Moody's) at the time of such investment;


                  (iv) commercial paper having, or demand notes constituting an investment vehicle in commercial paper having, an original maturity of less than 180 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of Fitch (or, if not rated by Fitch, an equivalent rating from S&P or Moody's) at the time of such investment (the issuer of any demand notes under this paragraph (iv) must also be an institution that satisfies the unsecured debt rating test specified in this paragraph (iv));


                   (v) a guaranteed investment contract issued by an insurance company or other corporation having a long term unsecured debt rating or a claims paying ability rated in the highest available rating category of Fitch (or, if not rated by Fitch, an equivalent rating from S&P or Moody's) at the time of such investment; and


                  (vi) money market funds having ratings in the highest or second highest available rating category of Fitch (or, if not rated by Fitch, an equivalent rating from S&P or Moody's) at the time of such investment which invest only in other Eligible Investments; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in this Indenture.


Any Eligible Investments may be purchased by or through the Trustee or any of its Affiliates.


         "Event of Default": The meaning specified in Section 6.01 hereof.


         "Final Due Date": With respect to each Receivable, the last Due Date specified in the related Contract.


         "Final Payment Date": The date on which the final principal payment on the Notes becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration or redemption.


         "Fitch": Fitch Investors Service, L.P. and its successors in interest.


         "Grant": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Contracts, the Receivables or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Contracts and the

Receivables, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.


         "Guaranty Amounts": Any and all amounts paid by a guarantor, if any, indicated on the applicable Contract.


         "Holder" or "Noteholder": The person in whose name a Note is registered in the Note Register.


         "Indenture" or "this Indenture": This instrument as originally executed as from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this Indenture to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture as originally executed, or if amended or supplemented, as so amended and supplemented. The words "herein," "hereof," "hereunder" and other words of similar import, when not related to a specific subdivision of this Indenture, refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.


         "Independent": When used with respect to any specified Person means such a Person, who (1) is in fact independent of the Issuer, (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any Affiliate of the Issuer, (3) is not connected with the Issuer as an officer, employee, promoter, underwriter, Trustee, partner, director, a person performing similar functions and (4) is not a brother, sister, spouse, parent or child of any Person listed in clauses (2) and (3) above. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.


         "Initial Aggregate Collateral Value": $77,779,368.


         "Initial Payment Date": May 15, 1996, the first Payment Date following the Closing Date.


         "Institutional Investor": Any original purchaser of a Note, any holder of a Note holding more than 5% of the aggregate principal amount of the Notes Outstanding and any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any similar financial institution or entity, regardless of legal form.


         "Investor": Shall mean R & R Vista, an Oregon partnership, and its permitted successors and assigns.

         "Investor Interest Distribution Amount": With respect to each Payment Date, an amount equal to the lesser of (a) an amount equal to the product of (i) 14% per annum and (ii) the difference between (A) $2,333,381 and (B) the aggregate amount distributed pursuant to Section 12.02(d)(viii) hereof on all Payment Dates prior to such Payment Date or distributed to the Investors from the reserves of the Issuer (solely out of funds that have been released to the Issuer pursuant to Section 12.02(d)(xiv) hereof) and (b) the amount of cash available after payment of all amounts required by clauses (i) through (vi) of
Section 12.02(d) hereof.


         "Investor Principal Distribution Amount": With respect to each Payment Date, (a) for any Payment Date prior to the Stated Maturity, an amount equal to the lesser of (i) 3% of the sum of (A) the principal portion of the amounts collected by or on behalf of the Issuer in the immediately preceding Due Period attributable to (1) payments by or on behalf of each Obligor of amounts owed on the related Receivable, (2) Residual Proceeds and Recoveries (without duplication of amounts in clause (1)) and (3) payments of Purchase Price by TFI, SPC, the Issuer or Trendwest (without duplication of amounts in clauses (1) or (2)), and (B) the Collateral Value as of the related Calculation Date of any Contract that became a Defaulted Contract in the immediately preceding Due Period; and (ii) the amount of cash available after payment of all amounts required by clauses (i) through (viii) of Section 12.02(d) hereof; (b) for any Payment Date on which the Investor Principal Shortfall Amount is greater than zero, the lesser of (i) the amount set forth in clause (a) above plus an amount equal to the Investor Principal Shortfall Amount and (ii) the amount of cash available after payment of all amounts required by clauses (i) through (viii) of
Section 12.02(d) hereof; and (c) on the Stated Maturity, an amount equal to the lesser of (i) aggregate principal amount of the Investor's investment outstanding as of such date and (ii) the amount of cash available after payment of all amounts required by clauses (i) through (viii) of Section 12.02(d) hereof.


         "Investor Principal Shortfall Amount": With respect to any Payment Date, an amount equal to the aggregate amount of distributions of the Investor Principal Distribution Amount that were not made on any prior Payment Dates (without duplication).


         "Issuer": TRI Funding Company I, L.L.C., a Delaware limited liability company, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.


         "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by the Chairman of the Board, President, a Vice President, the Treasurer or Secretary of a member of the Issuer, and delivered to the Trustee.


         "Lien": Any mortgage, deed of trust, pledge, hypothecation, assignment, participation or equity interest, deposit arrangement, encumbrance, charge, lien (statutory or other), preferences priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.


         "Monthly Servicer's Report": The report prepared by the Servicer pursuant to Section 4.01 of the Servicing Agreement.


         "Moody's: Moody's Investors Service, Inc. and its successors in interest.


         "Note" or "Notes": The notes authenticated and delivered under this Indenture.


         "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register.


         "Note Interest Rate": 7.42% per annum.


         "Note Purchase Agreements": Each of the Note Purchase Agreements, dated as of March 1, 1996, between the Issuer and the purchasers named therein.


         "Note Register" and "Note Registrar": The respective meanings specified in Section 3.04 hereof.


         "Obligor": The borrower under each related Contract, including any guarantor of such borrower, and their respective successors and assigns.


         "Officer's Certificate": A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the company (or, with respect to the Issuer, the corporate member of the Issuer) on whose behalf the certificate is delivered, and delivered to the Trustee, which certificate shall comply with the applicable requirements of Section 13.12 hereof. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of the corporate member of the Issuer on behalf of the Issuer.


         "Opinion of Counsel": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be reasonably satisfactory to the Trustee and which opinion shall comply with the applicable requirements of Section 13.12 hereof.


         "Outstanding": With respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under this Indenture except:


                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation; and


                  (ii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that for purposes of determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any other obligor upon such Notes, any Affiliate of the Issuer or Trendwest shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only such Notes which the Trustee knows to be so owned shall be so disregarded.


         "Overdue Payment": With respect to a Due Period and a Delinquent Contract, all payments due in a prior Due Period that the Servicer receives from or on behalf of an Obligor during the related Due Period on such Delinquent Contract, including any Servicing Charges.


         "Paying Agent": The Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 7.08 hereof and is authorized by the Issuer pursuant to Section 11.15(o) hereof to pay the principal of, or interest on, any Notes on behalf of the Issuer.


         "Payment Date": The fifteenth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date.


         "Permitted Institutional Investor" means (a) any original purchaser of a Note and (b) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.


         "Person": Any individual, corporation, limited liability company, partnership, association, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.


         "Placement Agents": Each of SPP Hambro & Co., LLC and NBD Bank.


         "Principal Distribution Amount": With respect to each Payment Date, (a) for any Payment Date prior to the Stated Maturity, an amount equal to 90% of the sum (without duplication) of (i) the principal portion of the amounts collected by or on behalf of the Issuer in the immediately preceding Due Period attributable to (A) payments by or on behalf of each Obligor of amounts owed on the related Receivable, (B) Residual Proceeds and Recoveries and (C) payments of Purchase Price by TFI, SPC, the Issuer or Trendwest, and (ii) the Collateral Value as of the related Calculation Date of any Contract that became a Defaulted Contract in the immediately preceding Due Period; (b) for any Payment Date on which the Principal Shortfall Amount is greater than zero, the amount set forth in clause (a) above plus an amount equal to the Principal Shortfall Amount and
(c) on the Stated Maturity, an amount equal to the aggregate principal amount of Notes Outstanding as of such date.